EXHIBIT 10.50

                                 REVOLVING NOTE

$2,500,000.00                                                 September __, 1997

                  FOR VALUE RECEIVED, the undersigned, K-TEL INTERNATIONAL
(USA), INC., a Minnesota corporation ("K-Tel USA"), DOMINION ENTERTAINMENT, INC., a Minnesota corporation ("Dominion"), K-TEL PRODUCTIONS, INC., a Minnesota corporation ("K-Tel Productions"), K-TEL VIDEO, INC., a Minnesota corporation ("K-Tel Video"), K-TEL DIRECT, INC., a Minnesota corporation ("K-Tel Direct"), K-TEL TV, INC., a Minnesota corporation ("K-Tel TV"), K-TEL CONSUMER PRODUCTS, INC., a Minnesota corporation ("K-Tel Consumer Products"; collectively K-Tel USA, Dominion, K-Tel Productions, K-Tel Video, K-Tel Direct, K-Tel TV and K-Tel Consumer Products are called the "Borrowers"), hereby jointly and severally promise to pay to the order of TCF NATIONAL BANK MINNESOTA, a national banking association, formerly known and organized as TCF Bank Minnesota fsb, a federally chartered stock savings bank (the "Bank"), on December 31, 1997, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000.00) or, if less, the aggregate unpaid principal amount of all Advances (as defined in the Credit Agreement) made by the Bank to the Borrowers under the Credit Agreement (defined below), together with interest on the unpaid principal amount of the Advances until such principal amount is paid in full at the interest rate and on the dates specified in the Credit Agreement.

                  This Note is the Note referred to in, and is entitled to the benefits of, and is subject to the terms of, the Amended and Restated Revolving Credit Agreement dated as of April 10, 1997, as amended by a First Amendment to Amended and Restated Revolving Credit Agreement and to Revolving Note dated as of July 31, 1997, and a Second Amendment to Amended and Restated Revolving Credit Agreement of even date herewith by and between the Borrowers and the Bank (such Amended and Restated Credit Agreement, as amended, supplemented, modified or restated from time to time is herein called the "Credit Agreement"), which Credit Agreement, among other things (i) provides for the making of Advances by the Bank to the Borrowers subject to the terms of the Credit Agreement and (ii) contains provisions for the mandatory prepayment hereof and for acceleration of the maturity hereof upon the happening of certain stated events.

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                  This Note is issued in substitution for, and in replacement of, but not in payment of, the Revolving Note of the Borrowers dated April 10, 1997, payable to the order of the Bank in the original principal amount of $1,000,000, as amended.

                                      K-TEL INTERNATIONAL (USA), INC.


                                      By ______________________________________
                                         Its___________________________________


                                      DOMINION ENTERTAINMENT, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL PRODUCTIONS, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL VIDEO, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL DIRECT, INC.


                                      By ______________________________________
                                         Its___________________________________

                                      K-TEL TV, INC.


                                      By ______________________________________
                                         Its___________________________________


                                      K-TEL CONSUMER PRODUCTS, INC.


                                      By ______________________________________
                                         Its___________________________________